UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6120

THE FIRST ISRAEL FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The First Israel Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

THE FIRST ISRAEL FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2006

ISL-AR-1206

LETTER TO SHAREHOLDERS

January 31, 2007

Dear Shareholder:

For the year ended December 31, 2006, The First Israel Fund, Inc. (the "Fund") had a gain of 13.94% based on net asset value, vs. a same period loss of 5.31% for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and a gain in the Tel Aviv 100 Index** of 21.8%. Based on market price, the Fund had a gain of 27.77% for the year.

Market Review: A Supportive Economic Environment Despite Political Turmoil

During the period, emerging markets equities showed strong gains aided by positive global liquidity conditions, solid earnings growth, and high commodity prices. Volatility, however, was higher over the period as changes in expectations regarding global growth and inflation prompted a sell-off of cyclical asset classes in the second quarter.

The pause in the United States Federal Reserve's policy of monetary tightening that began in August prompted a recovery in risk appetite and markets overall. Gains among energy and commodity-intensive indexes, however, were more subdued as commodity prices tumbled from multi-year highs in August and September.

The Israeli stock market was caught between a turbulent political environment and a generally supportive economic environment. In the first quarter of 2006, for example, Hamas was victorious in the Palestinian Authority's elections while Israeli Prime Minister Ariel Sharon was hospitalized. Israel subsequently held elections on March 28. The rest of the year was characterized by a short war with Hezbollah, rising tension over the Iranian nuclear threat, near civil war in the Palestinian Authority, and the chance of civil war in Lebanon. Conversely, the economic news was largely encouraging with reasonable growth and a tight fiscal policy. Prior to the troubles in the north, strong areas of growth were seen in industrial exports, tourist services, private consumption and investment.

Strategic Review: Many Investments Achieved Their Potential

For the year ended December 31, 2006, the Fund had a gain of 13.94%, based on net asset value, as compared to a loss of 5.31% for the MSCI Index. During the year, we reduced investments in a number of the stronger performing areas to redirect proceeds into stocks in other sectors where we see better value. Contributing to performance was the real estate sector, which saw strong performance during the year buoyed by domestic commercial, improving domestic retail and the overseas activities of Israeli companies—particularly in Central and Eastern Europe.

Additionally, a number of the mid and smaller capitalized companies in the portfolio saw improved valuations during the year. Our general trend was to sell these investments as, in our view, their full potential was met. After another year of substantial share price gains, the position in Israel Chemicals Ltd. (6.7% of the Fund's net assets as of December 31, 2006) was reduced. The proceeds were invested in selected industrial holding companies and in Bank Leumi Le-Israel Ltd. (6.0% of the Fund's net assets as of December 31, 2006), taking advantage of the weaker share price during the summer months.

We have overweights in the telecommunications services (Bezeq Israeli Telecommunication Corporation Ltd. (5.7% of the Fund's net assets as of December 31, 2006), insurance (Harel Insurance Investments Ltd. (7.8% of the Fund's net

LETTER TO SHAREHOLDERS (CONTINUED)

assets as of December 31, 2006) and semiconductor equipment stocks. We are underweight in the software and pharmaceutical sectors.

The MSCI Index is heavily dominated by one stock, Teva Pharmaceutical Industries Ltd., which represented 40.06% of the MSCI Index and 8.5% of the Fund's net assets as of December 31, 2006. The relative performance of this stock, therefore, has a major impact when commenting on sector influences. Teva Pharmaceutical Industries Ltd. had a loss of 27.1% for the year against a loss of 5.31% for the MSCI Index and a gain of 13.94% for the Fund. Consequently, the large relative underweight in this stock was a significant contributor to relative performance during the period. Elsewhere, as mentioned previously stocks in the real estate, materials and small/mid market capitalization areas performed well and aided performance.

Private Placements: Improved Performance from Technology

We continue to see improvements in the valuations of the various limited partnerships in which the Fund is invested. It is important to note that the valuation of portfolio holdings of illiquid securities typically lag price recovery in the public markets. This is because improvements generally result from financing rounds at improved valuations, public offerings, or the sale of an investment. Write-downs, however, reflect the investment manager's judgment that certain events have impacted the future realization of value for an investment.

Additionally, as previously noted, the performance of Israel's technology sector has improved over the past two and a half years from the 1999 post-bubble valuations. Also, the most recent twelve-month period saw increases in valuations for the post-1999 vintage fund investments. For the period ending December 31, 2006, the Fund received distributions from limited partnerships totaling $2,666,088, from twelve different realizations. The investment pace of the funds slowed, with $887,902 of capital calls made during this period compared to $1,146,260 during the prior year. The unfunded commitments of the Fund totaled $1.521 million at year end, compared with $2.409 million at the end of 2005. We expect to see an acceleration in realizations in the coming quarters.

Market Outlook: Anticipating Positive Earnings Growth Going Forward

In our view, the global backdrop, while more challenging from a cyclical standpoint, still looks relatively positive for emerging markets. We believe that although global growth has entered a short, shallow period of deceleration led by the U.S. housing and consumer sector, growth elsewhere potentially remains supportive. Given the low level of inflation (excluding energy) and the recent decline in energy prices, we expect monetary policy among the major central banks to probably remain relatively non aggressive going forward. We believe China's economy shows some signs of moderation in activity indicators, but the strength of growth to date—as well as the moderate nature of tightening—suggests to us that commodity demand will likely be well underpinned over the medium term even if some speculative sell-off takes place.

One concern is that, with many markets retesting May 2006 highs, the asset class could be vulnerable to any negative external shocks, such as a sudden shift in risk appetite coming from investor complacency over U.S. interest rates, a more dramatic slowdown in the U.S. housing market that carries into the broader economy, or a sudden rise in geopolitical tensions.

LETTER TO SHAREHOLDERS (CONTINUED)

We believe the international and domestic political environment for Israel is likely to remain uncertain through 2007. Developments in Lebanon with Hezbollah pressuring for more government power will not help ease tensions with Israel. Additionally, the current infighting in the Palestinian Authority could either develop into civil war or an accord on stable joint government. Finally, there could be elections in Israel in early 2008.

The consensus forecast for 2007 gross domestic product growth is between 4.5% and 4.6%. And, as we believe interest rates have peaked, we expect a combination of falling interest rates, a modest slowdown in the United States, and a reasonable domestic backdrop will help Israeli equities in 2007.

Additionally, while we expect earnings growth to be positive in 2007, it is expected to be high single digits on average rather than the double-digit growth seen in 2006. At current valuation multiples this would suggest a central case of more modest returns in 2007.

Neil Gregson Chief Investment Officer***	Keith M. Schappert Chief Executive Officer and President****

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Israel, including the risk of investing in a single-country fund as well as risks associated with investing in private equities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestLinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada). All

LETTER TO SHAREHOLDERS (CONTINUED)

correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

*The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**The Tel Aviv 100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

***Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

**** Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

THE FIRST ISRAEL FUND, INC.

Portfolio Summary
December 31, 2006 (unaudited)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Teva Pharmaceutical Industries Ltd.	Pharmaceuticals	8.5
2.	Harel Insurance Investments Ltd.	Insurance	7.8
3.	Israel Chemicals Ltd.	Chemicals	6.7
4.	Bank Hapoalim Ltd.	Commercial Banks	6.2
5.	Bank Leumi Le-Israel Ltd.	Commercial Banks	6.0
6.	Check Point Software Technologies Ltd.	Software	5.8
7.	Bezeq Israeli Telecommunication Corporation Ltd.	Diversified Telecommunication Services	5.7
8.	Perrigo Co.	Pharmaceuticals	3.0
9.	Israel Discount Bank Ltd.	Commercial Banks	2.9
10.	Makhteshim-Agan Industries Ltd.	Chemicals	2.8

THE FIRST ISRAEL FUND, INC.

Schedule of Investments
December 31, 2006

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-94.93%
Israel-93.65%
Aerospace & Defense-0.90%
Elbit Systems Ltd.	22,129	$711,586
Airlines-0.18%
EL AL Israel Airlines†	275,000	138,191
Building Products-0.47%
Electra Consumer Products Ltd.†	52,000	367,654
Klil Industries Ltd.†	1	6
		367,660
Capital Markets-0.97%
IBI Investment House Ltd.	80,485	768,135
Chemicals-9.51%
Israel Chemicals Ltd.	850,000	5,302,440
Makhteshim-Agan Industries Ltd.	390,001	2,198,574
		7,501,014
Commercial Banks-16.65%
Bank Hapoalim Ltd.	1,050,000	4,898,489
Bank Leumi Le-Israel Ltd.	1,175,000	4,743,533
F.I.B.I. Holdings Ltd.†	24,000	425,499
Israel Discount Bank Ltd. Class A†	1,050,000	2,316,127
United Mizrahi Bank Ltd.	100,000	744,549
		13,128,197
Communications Equipment-3.31%
AudioCodes Ltd.†	50,000	468,500
ECI Telecom Ltd.†	70,564	611,084
NICE Systems Ltd., ADR†	24,200	744,876
RADWARE Ltd.†	49,300	783,377
		2,607,837
Construction & Engineering-1.53%
Housing & Construction Holdings Ltd.†	1,000,000	1,209,725

Description	No. of Shares	Value
Diversified Financial Services-0.82%
Ampal-American Israel Corp., Class A†	135,000	$646,650
Diversified Telecommunication Services-5.68%
Bezeq Israeli Telecommunication Corporation Ltd.	2,775,000	4,479,756
Electrical Equipment & Instruments-4.71%
Electra (Israel) Ltd.†	4,250	599,426
Nisko Industries (1992) Ltd.	19,000	199,664
Orbotech, Ltd.†	66,755	1,698,247
Priortech Ltd.†	35,000	274,497
Rapac Electronics Ltd.	86,592	431,160
Rapac Technologies (2000) Ltd.	27,500	244,885
Telsys Ltd.	41,007	264,367
		3,712,246
Food & Staples Retailing-0.38%
Blue Square Chain Investments & Properties Ltd.†	11,605	132,489
Gan Shmuel Food Industries†	16,940	72,356
Supersol Ltd.†	25,000	94,961
		299,806
Household Durables-1.56%
Elco Holdings Ltd.	92,345	1,230,184
Household Products-0.64%
Albad Massuot Yitzhak Ltd.	50,000	504,526
Industrial Conglomerates-5.58%
Clal Industries Ltd.	152,500	787,914
Discount Investment Corporation	20,000	579,527
IDB Development Corporation Ltd.	40,001	1,246,581
IDB Holding Corporation Ltd.	37,501	965,920
Koor Industries Ltd.†	12,500	652,385
Macpell Industries Ltd.†	116,074	172,363
		4,404,690

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
December 31, 2006

Description	No. of Shares	Value
Insurance-9.28%
Clal Insurance Enterprise Holdings Ltd.	46,000	$1,135,985
Harel Insurance Investments Ltd.	114,000	6,180,623
		7,316,608
Investment & Holding Companies-0.03%
The Renaissance Fund LDC†‡	60	24,499
Machinery-0.37%
Plasson Ltd.	11,705	289,617
Paper & Forest Products-0.34%
American Israeli Paper Mills Ltd.	6,089	270,831
Pharmaceuticals-11.44%
DeveloGen AG†*	497	29,329
Perrigo Co.	134,000	2,328,476
Teva Pharmaceutical Industries Ltd., ADR	214,300	6,660,444
		9,018,249
Real Estate Management & Development-0.55%
Elbit Medical Imaging Ltd.†	1	16
Industrial Buildings Corporation Ltd.	57,501	126,909
Property & Building Corporation Ltd.	2,247	306,397
		433,322
Road & Rail-0.65%
Dan Vehicle & Transportation	100,000	513,556
Semiconductor & Semiconductor Equipment-1.77%
Camtek Ltd.†	29,400	125,244
DSP Group Inc.†	58,500	1,269,450
		1,394,694
Software-8.02%
Aladdin Knowledge Systems†	28,800	561,312
Check Point Software Technologies Ltd.†	208,100	4,561,552

Description	No. of Shares	Value
Software (continued)
ECtel Ltd.†	899	$4,396
Formula Systems (1985) Ltd.†	72,500	890,379
Formula Vision Technologies Ltd.†	201,550	109,619
MIND C.T.I. Ltd.	72,200	194,218
		6,321,476
Thrifts & Morgage Finance-1.40%
Discount Mortgage Bank Ltd.†	9,482	1,106,526
Venture Capital-6.91%
ABS GE Capital Giza Fund, L.P.†‡	1,250,001	214,950
Advent Israel (Bermuda) L.P.†‡	1,682,293	35,547
BPA Israel Ventures LLC†‡#	1,674,588	1,086,588
Concord Ventures II Fund L.P.†‡	2,000,000	550,284
Delta Fund I, L.P.†‡#	232,940	123,406
Formula Ventures L.P.†‡	1,000,000	47,190
Giza GE Venture Fund III L.P.†‡	1,250,000	773,213
K.T. Concord Venture Fund L.P.†‡	1,000,000	282,601
Neurone Ventures II, L.P.†‡#	603,684	178,668
Pitango Fund II LLC†‡	1,000,000	187,454
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,750,000	1,036,053
Walden-Israel Ventures, L.P.†‡	500,000	30,515
Walden-Israel Ventures III, L.P.†‡#	1,166,688	900,123
		5,446,592
Total Israel (Cost $49,910,913)		73,846,173
Global-1.28%
Venture Capital-1.28%
Emerging Markets Ventures I L.P. (Cost $1,289,140)†‡#	2,237,292	1,012,733
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $51,200,053)		74,858,906

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
December 31, 2006

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-12.29%
Grand Cayman-12.29%
Bank of America London, overnight deposit, 5.73%, 01/02/07** (Cost $9,693,000)	$9,693	$9,693,000
Total Investments-107.22% (Cost $60,893,053) (Notes B,E,G)		84,551,906
Liabilities in Excess of Cash and Other Assets-7.22%		(5,695,203)
NET ASSETS-100.00%		$78,856,703

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

*  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

#  As of December 31, 2006, the aggregate amount of open commitments for the Fund is $1,521,433. (See Note H).

**  Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Assets and Liabilities
December 31, 2006

ASSETS
Investments, at value (Cost $60,893,053) (Notes B,E,G)	$84,551,906
Cash (including $15,969 of foreign currencies with a cost of $22,295)	16,204
Receivables:
Investments sold	192,799
Dividends	108,718
Israeli tax refunds (Note B)	89,473
Prepaid expenses	2,371
Total Assets	84,961,471
LIABILITIES
Payables:
Dividends and distributions (Note B)	5,664,859
Investment advisory fees (Note C)	199,237
Investments purchased	75,286
Administration fees (Note C)	7,954
Directors' fees	7,088
Other accrued expenses	150,344
Total Liabilities	6,104,768
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note D)	$78,856,703
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding (100,000,000 shares authorized)	$4,259
Paid-in capital	54,350,291
Accumulated net realized gain on investments and foreign currency related transactions	842,189
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	23,659,964
Net assets applicable to shares outstanding	$78,856,703
NET ASSET VALUE PER SHARE ($78,856,703 ÷ 4,259,295)	$18.51
MARKET PRICE PER SHARE	$18.65

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Operations
For the Year Ended December 31, 2006

INVESTMENT INCOME
Income (Note B):
Dividends	$2,452,088
Interest	298,680
Less: Investment loss allocated from partnerships	(270,373)
Less: Foreign taxes withheld	(408,427)
Total Investment Income	2,071,968
Expenses:
Investment advisory fees (Note C)	953,252
Custodian fees	161,199
Directors' fees	88,923
Audit and tax fees	84,998
Administration fees (Note C)	62,743
Legal fees	54,739
Printing (Note C)	43,600
Accounting fees	30,039
Shareholder servicing fees	21,414
Insurance	7,373
Stock exchange listing fees	1,184
Miscellaneous	14,001
Total Expenses	1,523,465
Less: Fee waivers (Note C)	(186,812)
Net Expenses	1,336,653
Net Investment Income	735,315
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	6,254,946
Foreign currency related transactions	(10,064)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	3,353,282
Net realized and unrealized gain on investments and foreign currency related transactions	9,598,164
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,333,479

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Three Months Ended December 31, 2005	For the Fiscal Year Ended September 30, 2005
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$735,315	$31,819	$(280,061)
Net realized gain/(loss) on investments and foreign currency related transactions	6,244,882	(99,923)	7,285,762
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	3,353,282	3,281,357	10,095,852
Net increase in net assets resulting from operations	10,333,479	3,213,253	17,101,553
Dividends and distributions to shareholders:
Net investment income	(766,673)	—	—
Net reailized gain on investments	(4,983,371)	(6,814,872)	—
Total dividends and distributions to shareholders:	(5,750,044)	(6,814,872)	—
Total increase/(decrease) in net assets	4,583,435	(3,601,619)	17,101,553
NET ASSETS
Beginning of period	74,273,268	77,874,887	60,773,334
End of period	$78,856,703	$74,273,268 *	$77,874,887

*  Includes undistributed net investment income of $22,574.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Cash Flows
For the Year Ended December 31, 2006

INCREASE IN CASH FROM
Operating Activities:
Investment income received	$2,239,527
Operating expenses paid	(1,336,737)
Purchases of long-term portfolio investments	(6,857,825)
Proceeds from disposition of long-term portfolio investments	12,315,268
Net sales of short-term portfolio investments	556,000
Cash distributions paid	(6,900,058)
Net increase in cash from operating activities		$16,175
Cash at beginning of year		29
Cash at end of year		$16,204
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$10,333,479
Adjustments:
Increase in receivables	$(102,814)
Decrease in accrued expenses	(175)
Decrease in prepaid expenses	91
Net realized gain from partnership distributions	(1,671,070)
Net increase in cash from investment transactions	7,954,886
Net realized and unrealized gain on investments and foreign currency related transactions	(9,598,164)
Cash distributions paid	(6,900,058)
Total adjustments		(10,317,304)
NET INCREASE IN CASH FROM OPERATING ACTIVITIES		$16,175

See accompanying notes to financial statements.

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THE FIRST ISRAEL FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Year Ended December 31,	For the Three Months Ended December 31,
	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.44	$18.28
Net investment income/(loss)	0.17	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.25	0.75
Net increase/(decrease) in net assets resulting from operations	2.42	0.76
Dividends and distributions to shareholders:
Net investment income	(0.18)	—
Net realized gain on investments and foreign currency related transactions	(1.17)	(1.60)
Total dividends and distributions to shareholders	(1.35)	(1.60)
Anti-dilutive impact due to capital shares repurchased	—	—
Net asset value, end of period	$18.51	$17.44
Market value, end of period	$18.65	$15.67
Total investment return (a)	27.77%	6.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$78,857	$74,273
Ratio of expenses to average net assets (b)	1.73%	1.65	%(c)
Ratio of expenses to average net assets, excluding fee waivers	1.97%	1.87	%(c)
Ratio of net investment income/(loss) to average net assets (b)	0.95%	0.16	%(c)
Portfolio turnover rate	9.82%	1.53%

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

See accompanying notes to financial statements.

	For the Fiscal Years Ended September 30,
	2005	2004	2003	2002	2001	2000	1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04	$18.41	$13.10
Net investment income/(loss)	(0.07)	(0.03)	(0.22)†	(0.17)†	(0.06)†	(0.02)†	(0.02)†	0.07	0.35
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.08	1.95	3.42	(1.80)	(8.39)	7.80	3.21	(2.97)	6.20
Net increase/(decrease) in net assets resulting from operations	4.01	1.92	3.20	(1.97)	(8.45)	7.78	3.19	(2.90)	6.55
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.08)	(0.41)	(0.21)	—	—
Net realized gain on investments and foreign currency related transactions	—	—	(0.35)	(0.17)	(3.07)	(1.46)	(1.20)	(0.47)	(1.24)
Total dividends and distributions to shareholders	—	—	(0.35)	(0.17)	(3.15)	(1.87)	(1.41)	(0.47)	(1.24)
Anti-dilutive impact due to capital shares repurchased	—	—	—	—	—	0.15	0.36	—	—
Net asset value, end of period	$18.28	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04	$18.41
Market value, end of period	$16.21	$12.09	$10.10	$7.41	$9.60	$18.563	$14.000	$11.813	$14.938
Total investment return (a)	34.08%	19.70%	40.57%	(21.24)%	(38.21)%	47.61%	32.61%	(18.05)%	44.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$77,875	$60,773	$52,604	$40,457	$49,565	$98,979	$76,683	$75,373	$92,298
Ratio of expenses to average net assets (b)	2.10%	1.92%	2.31%	2.08%	1.88%	2.05%	2.05%	2.06%	2.26%
Ratio of expenses to average net assets, excluding fee waivers	2.33%	2.13%	2.54%	2.30%	2.09%	2.28%	2.30%	2.31%	2.30%
Ratio of net investment income/(loss) to average net assets (b)	(0.39)%	(0.19)%	(2.01)%	(1.44)%	(0.39)%	(0.08)%	(0.12)%	0.42%	2.20%
Portfolio turnover rate	10.65%	8.53%	2.94%	11.26%	21.11%	27.06%	18.65%	29.11%	16.98%

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements
December 31, 2006

Note A. Organization

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 17, 2005, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending September 30 to a twelve-month period ending December 31.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At December 31, 2006, the Fund held 8.26% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $12,373,130 and fair value of $6,513,153. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the year ended December 31, 2006, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from underlying partnerships and adjusts the cost of underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values, and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse is contractually entitled to receive as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). Credit Suisse has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the year ended December 31, 2006, Credit Suisse earned $953,252 for advisory services, of which Credit Suisse waived $186,812. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2006, Credit Suisse was reimbursed $8,698 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd.") an affiliate of Credit Suisse, is a sub-investment adviser to the Fund. Credit Suisse Ltd.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is also a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, Credit Suisse pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 15.5% and prior to July 1, 2006, was 16.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the year ended December 31, 2006, Analyst I.M.S. earned $268,744 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the year ended December 31, 2006, such commissions amounted to approximately $6,100.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2006, BSFM earned $54,045 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2006, Merrill was paid $39,368 for its services to the Fund.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at December 31, 2006, Credit Suisse owned 7,169 shares.

Note E. Investment in Securities

For the year ended December 31, 2006, purchases and sales of securities, other than short-term investments, were $6,924,314 and $9,575,298, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G., as administrative agent and syndication agent and State Street Bank and Trust Company, as operations agent, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2006, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid during the years ended December 31 for the Fund were as follows:

Ordinary Income		Long-Term Capital Gains
2006	2005	2006	2005
$873,025	$—	$4,877,019	$6,814,872

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales.

At December 31, 2006, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated net realized gain	932,263
Unrealized appreciation	23,569,890
Total distributable earnings	$24,502,153

At December 31, 2006, the Fund did not have a capital loss carryforward for U.S. federal income tax purposes.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $60,983,127, $31,427,633, $(7,858,854) and $23,568,779, respectively.

At December 31, 2006, the Fund reclassified from distributions in excess of net investment income of $8,784 to accumulated net realized gain on investments and foreign currency related transactions. Net assets were not affected by this reclassification.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Units/Shares	Acquisition Date(s)	Cost	Fair Value At 12/31/06	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	1,250,001	02/03/98 – 02/13/02	$995,002	$214,950	$0.17	0.27	$1,605,498	—
Advent Israel (Bermuda) L.P.	1,682,293	06/16/93 – 01/16/98	1,759,554	35,547	0.02	0.05	3,851,769	—
BPA Israel Ventures LLC	1,674,588	10/05/00 – 12/09/05	1,229,240	1,086,588	0.65	1.38	—	$625,412
Concord Ventures II Fund L.P.	1,880,000	03/29/00 – 07/11/05	1,288,104	517,267	0.28	0.66
	40,000	04/12/06	39,586	11,006	0.28	0.01
	80,000	12/15/06	80,000	22,011	0.28	0.03
	2,000,000		1,407,690	550,284		0.70	75,777	—
Delta Fund I, L.P.	220,440	11/15/00 – 09/09/05	148,059	116,784	0.53	0.15
	12,500	04/04/06	11,965	6,622	0.53	0.01
	232,940		160,024	123,406		0.16	45,794	17,500
Emerging Markets Ventures I L.P.	2,226,890	01/22/98 – 06/30/05	1,279,984	1,008,024	0.45	1.27
	10,402	01/10/06	9,156	4,709	0.45	0.01
	2,237,292		1,289,140	1,012,733		1.28	1,788,695	262,708
Formula Ventures L.P.	1,000,000	08/06/99 – 06/14/04	162,355	47,190	0.05	0.06	295,024	—
Giza GE Venture Fund III L.P.	1,125,000	1/31/00 – 08/10/05	798,436	695,892	0.62	0.88
	25,000	03/02/06	25,176	15,464	0.62	0.02
	50,000	07/03/06	50,993	30,928	0.62	0.04
	50,000	11/23/06	50,000	30,929	0.62	0.04
	1,250,000		924,605	773,213		0.98	122,373	—
K.T. Concord Venture Fund L.P.	1,000,000	12/08/97 – 09/29/00	760,901	282,601	0.28	0.36	544,497	—
Neurone Ventures II, L.P.	536,184	11/24/00 – 08/15/05	135,482	158,690	0.30	0.20
	37,500	04/17/06	26,352	11,099	0.30	0.01
	30,000	12/26/06	30,000	8,879	0.30	0.01
	603,684		191,834	178,668		0.22	248,989	157,500
Pitango Fund II LLC	1,000,000	10/31/96 – 08/01/01	503,234	187,454	0.19	0.24	1,115,588	—

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

Security	Number of Units/Shares	Acquisition Date(s)	Cost	Fair Value At 12/31/06	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,500,000	12/21/00 – 03/30/05	$1,070,325	$888,045	$0.59	1.12
	250,000	05/04/06	231,949	148,008	0.59	0.19
	1,750,000		1,302,274	1,036,053		1.31	$200,147	$250,000
The Renaissance Fund LDC	60	03/30/94 – 03/21/97	212,811	24,499	408.38	0.03	567,308	—
Walden Israel Ventures, L.P.	500,000	09/28/93 – 05/16/97	264,104	30,515	0.06	0.04	442,280	—
Walden Israel Ventures III, L.P.	864,188	02/23/01 – 11/22/05	544,217	666,738	0.77	0.85
	89,375	03/29/06	72,911	68,955	0.77	0.09
	116,875	08/01/06	109,316	90,171	0.77	0.11
	96,250	11/02/06	91,918	74,259	0.77	0.09
	1,166,688		818,362	900,123		1.14	789,972	208,313
Total			$11,981,130	$6,483,824		8.22	$11,693,711	$1,521,433

The Fund may incur certain costs in connection with the disposition of the above securities.

Note I. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note J. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
December 31, 2006

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, the three month period ended December 31, 2005, and the year ended September 30, 2005, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note B, the financial statements include securities valued at $6,513,153 (8.26% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 19, 2007

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 20, 2006, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors (Mr. Arzac and Mr. Goldstein) and to elect two directors (Mr. Fox and Mr. Haber) to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac (Class III)	3,499,783	70,272

Lawrence J. Fox (Class I)	3,497,575	72,480

Phillip Goldstein (Class I)	3,506,274	63,781

Lawrence D. Haber (Class III)	3,495,838	74,217

In addition to the directors elected at the Meeting, James J. Cattano and Steven N. Rappaport continue to serve as directors of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2006) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $1.35 per share distribution paid in respect of such year, $0.18 per share was derived from net investment income $0.03 per share was derived from net realized short-term capital gains and $1.14 per share was derived from net realized long-term capital gains. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2006, was $483,014 equal to $0.11 per share from Israel. The entire amount of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2006.

Notification for calendar year 2006 was mailed in January 2007. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1996; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N Naples, FL 34103 Date of Birth: 06/24/43	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005; current term ends at the 2008 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	6	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2007 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	Director, Winthrop Trust Company

Phillip Goldstein Opportunity Partners L.P. 60 Heritage Drive Pleasantville, NY 10570 Date of Birth: 01/28/45	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2007 annual meeting	Investment Adviser, Opportunity Partners L.P. since 1992	2	Director, Brantley Capital Corporation; Director, The Mexico Equity and Income Fund

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 1992; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002; Transition Advisor to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	37	Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Interested Director

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010	Director	Since 2006; current term ends at the 2009 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	6	None

*  Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an officer of Credit Suisse.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001

Neil Gregson Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/10/62	Chief Investment Officer	Since 2004	Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse U.K."); Associated with Credit Suisse U.K. since 1990

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006; Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, (ii) a sub-advisory agreement with Analyst Exchange Trading Services Ltd. ("Analyst") for the Fund, and (iii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K.") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreements with Credit Suisse U.K. and Analyst (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16, 2006, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse, Analyst and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Advisers were provided to the Board, as were responses of Credit Suisse and the Sub-Advisers to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and Credit Suisse U.K. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund at Credit Suisse and Credit Suisse U.K. The Board also considered the organizational realignment of Credit Suisse's asset management business and the potential impact of such changes on the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Advisers including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of Credit Suisse, including its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's compensation arrangements for its personnel involved in the management of the Fund, including incentive and retirement plans.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers.

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Israel Index. The Board noted that, although the Fund underperformed its benchmark index in some periods, the Fund has significantly outperformed the MSCI Israel Index since inception and in the most recent periods. The Board also observed that restrictions on diversification of the Fund's portfolio holdings limit the usefulness of comparison to a benchmark that is not similarly restricted.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was not appreciably higher than the Peer Group's median overall expense ratio, both including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board noted that Credit Suisse had contractually agreed to base its current advisory fee upon the lower of the average weekly stock price or its average weekly net assets. The Board also reviewed and considered the fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Credit Suisse to the Sub-Advisers for investment sub-advisory services.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group. The Board noted that the Net Advisory Rate for the Fund was not appreciably higher than the median rate of the Fund's Peer Group. The Board noted that the Net Advisory Rate reflected that Credit Suisse was authorized

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

to invest a significant percentage of the Fund's assets in privately placed securities. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that the combined rates of investment advisory and administration fees for the Fund, considering the effective voluntary fee waivers, were consistent with the combined median rates of its Peer Group and lower than the combined median rates of its Universe. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

The Board also reviewed the Sub-Advisory Agreement Rates charged by Credit Suisse U.K. and Analyst, which serve as Sub-Advisers to the Fund. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered an estimated profitability analysis and financial statements of Credit Suisse U.K. and a profit and loss statement from Analyst for the Fund based on their Sub-Advisory Agreement Rates, as well as on other relationships between the Fund and Credit Suisse U.K. and its affiliates, and between the Fund and Analyst and its affiliates, respectively. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Advisers by Credit Suisse and not directly by the Fund, that the Advisory Agreement Rate paid to Analyst was negotiated at arm's length and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Advisers and their affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the diminished opportunity to achieve economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

The Board did not receive information regarding any economies of scale of Analyst given that sub-advisory fees are paid to Analyst by Credit Suisse and not directly by the Fund, and such fees were negotiated at arm's length.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse U.K. to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate for Credit Suisse U.K. were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. In this regard, where rates offered to other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, particularly one that is authorized to invest a significant percentage of its assets in privately placed securities, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund. The Board did not receive comparative fee rate materials for Analyst, but concluded that the Sub-Advisory Agreement Rate for Analyst was fair and equitable based on other considerations, including the performance of the Fund as sub-advised by Analyst. The Board also considered that sub-advisory fees are paid to Analyst by Credit Suisse and not the Fund, and such fees were negotiated at arm's length.

Other Benefits to Credit Suisse and the Sub-Advisers

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse U.K., and the Sub-Advisers as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Advisers with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Advisers and their affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Advisers at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

Multiple Country
The Latin America Equity Fund, Inc. (LAQ)
The Emerging Markets Telecommunication Fund, Inc. (ETF)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Large Cap Growth Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com.

Credit Suisse Asset Management Securities, Inc., Distributor.

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SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is ISL. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in: The New York Times (daily) under the designation "FtIsrl" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "FstIsrael." Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Phillip Goldstein	Director

Lawrence D. Haber	Director

Steven N. Rappaport	Director

Keith M. Schappert	Chief Executive Officer and President

Neil Gregson	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Robert Rizza	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited

Beaufort House

15 St. Botolph Street

London EC3A 7JJ, England

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.

46 Rothschild Boulevard

Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

250 W. Pratt Street

Baltimore, MD 21201

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

ISL-AR-1206

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$32,600	$50,200
Audit-Related Fees(1)	$8,900	$12,450
Tax Fees(2)	$7,860	$8,100
All Other Fees	—	—
Total	$49,360	$70,750

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,250 in 2006), and an attestation on the Fund’s compliance with an Israeli Tax Ruling ($8,900 in 2005 and $9,200 in 2006)

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

2

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$394,000	N/A
Total	$394,000	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2005 and December 31, 2006 were $16,760 and $20,550, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Lawrence Fox, Phillip Goldstein and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that

5

require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

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Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of The First Israel Fund, Inc., as of December 31, 2006, is set forth below.

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Neil Gregson Chief Investment Officer Since 2005	Managing Director of Credit Suisse Asset Management Limited (“CSAML”); Associated with CSAML since 1990; Officer of other Credit Suisse Funds

Date of Birth: 05/10/62

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Gregson and the total assets managed within each category as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Neil Gregson	4	$527.4 million	4	$1,117 million	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and

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accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to the Mr. Gregson includes both a fixed base salary component and a bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus. The following table sets forth the benchmark used over a one-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Neil Gregson	MSCI Eastern Europe MSCI Emerging Europe MSCI Global Emerging Markets	Lipper Emerging Europe Lipper Latin American Fund Lipper Hindsight LUX Eastern Europe Lipper Hindsight Global Emerging Markets Lipper Emerging Markets Fund

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basked of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, all portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership. As of December 31, 2006, Mr. Gregson did not own any shares of the registrant.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 2, 2007.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FIRST ISRAEL FUND, INC.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 9, 2007

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